Exhibit 99.1
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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS
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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 31, 2009

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE Alternext US (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Results of operations for the three months ended December 31, 2008:
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The Company's net loss for the three months ended December 31, 2008 was $.78 per share compared to $2.47 per share for the three months ended December 31, 2007.

Continuing Operations:

Loss from continuing operations was $.79 per share for the three months ended December 31, 2008 compared to $2.49 per share for the three months ended December 31, 2007. This decreased loss of $1.70 per share is primarily attributable to the $2.04 per share decrease in the Company's share of the loss from joint ventures, partially offset by the $.29 per share write-off of other investments.

The Company has a 29% ownership interest in four joint ventures that own nine shopping mall properties and accounts for these investments under the equity method of accounting. The Company's share of the loss from joint ventures was $.29 per share for the three months ended December 31, 2008 compared to $2.33 per share for the three months ended December 31, 2007. The loss from joint ventures of $2.33 for the three months ended December 31, 2007 included an impairment loss of $2.14 per share. In addition, as further described in the Company's Form 10-K for the year ended December 31, 2008, two of the joint ventures have defaulted on the payment of interest on the Company's mezzanine loans prior to December 31, 2008 (and another one subsequent thereto), and on February 27, 2009, the Company entered into a settlement agreement with its joint venture partners with respect to the defaults.

During the three months ended December 31, 2008, the Company wrote off its $1,000,000 ($.29 per share) investment in an investment capital fund as a result of the decline in the value of the investment portfolio held by the fund.

Discontinued Operations:

The total income from discontinued operations was $.01 per share for the three months ended December 31, 2008 compared to $.02 per share for the three months ended December 31, 2007.


-------------------------------------------------------
Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS
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                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 31, 2009

Results of operations for the year ended December 31, 2008:
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The Company's net loss for the year ended December 31, 2008 was $.28 per share compared to $2.95 per share for the year ended December 31, 2007.

Continuing Operations:

Loss from continuing operations was $1.13 per share for the year ended December 31, 2008 compared to $3.18 per share for the year ended December 31, 2007. This decreased loss of $2.05 per share is primarily attributable to the $2.15 per share decrease in the Company's share of the loss from joint ventures and the $.29 per share decrease in general and administrative expenses, partially offset by the $.27 per share write-off of other investments and the $.13 per share decrease in investment income.

The Company's share of the loss from joint ventures was $.43 per share for the year ended December 31, 2008 compared to $2.58 per share for the year ended December 31, 2007. The loss from joint ventures of $2.58 for the year ended December 31, 2007 included an impairment loss of $2.14 per share.

General and administrative expenses decreased by $.29 per share primarily as a result of the $.26 per share reversal of interest expense previously accrued in accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" ("FIN 48"). Since the adoption of FIN 48 on January 1, 2007, the Company accrued interest related to tax positions for which the Company may have been required to pay a deficiency dividend to its shareholders and recorded this interest expense in general and administrative expenses. When the statute of limitations with respect to these tax positions lapsed in September, 2008, the Company reversed the $.26 per share interest accrual.

During the year ended December 31, 2008, the Company wrote off its $1,000,000 ($.27 per share) investment in an investment capital fund as a result of the decline in the value of the investment portfolio held by the fund.

Investment income decreased by $.13 per share as a result of a $.13 per share decrease in distributions received from an investment capital fund because the fund was substantially liquidated during the year ended December 31, 2007.

Discontinued Operations:

The total income from discontinued operations was $.85 per share for the year ended December 31, 2008 compared to $.23 per share for the year ended December 31, 2007.

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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS
-------------------------------------------------------------------------------

                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 31, 2009

The year ended December 31, 2008 includes a gain of $.76 per share from the sale of a package of 42 cooperative apartment units at Towne House in New Rochelle, New York and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut. The year ended December 31, 2007 included a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Stock Repurchases
-----------------

During the nine months ended September 30, 2008, the Company purchased 31,032 shares of its Class A common stock for an average cost of $5.50 per share and 437,872 shares of its Class B common stock for an average cost of $5.64 per share. These shares were purchased during the months of May, June and July of 2008. In November, 2008, the Company purchased an additional 102,895 shares of its Class B common stock at a cost of $2.27 per share. All of the purchase prices were at or about the market prices at the time of purchase.

Dividend
--------

On February 4, 2009, the Company announced that its Board of Directors was not declaring a dividend on the Company's Class A and Class B shares for the first quarter of 2009. The decision of the Board of Directors to eliminate the dividend at that time recognized, among other things, the continuing adverse economic conditions currently affecting real estate markets, the existing defaults on two of the Company's mezzanine loans to its joint ventures and the desirability of conserving the Company's cash resources under these circumstances for other appropriate uses. The Board of Directors will review the Company's operating performance, liquidity and prospects, among other things, on a quarterly basis to determine its dividend policy for future periods but it is unlikely that the Company will declare a dividend in 2009.


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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS
-------------------------------------------------------------------------------

                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 31, 2009





                                                                                RESULTS OF OPERATIONS

                                                              THREE MONTHS ENDED                     YEAR ENDED
                                                                  DECEMBER 31,                       DECEMBER 31,
                                                            2008              2007              2008              2007
Gross revenues (excluding revenues from
  discontinued operations)                                 $1,393,000        $1,545,000        $6,406,000        $6,280,000
                                                        ==============    ==============    ==============    ==============

Loss from continuing operations                           ($2,714,000)      ($9,714,000)      ($4,169,000)     ($12,397,000)
                                                        --------------    --------------    --------------    --------------

Income from discontinued operations                            51,000            70,000           250,000           151,000
Net gain from sales of discontinued operations                 -                 -              2,893,000           736,000
                                                        --------------    --------------    --------------    --------------
Total income from discontinued operations                      51,000            70,000         3,143,000           887,000
                                                        --------------    --------------    --------------    --------------

Net Loss                                                  ($2,663,000)      ($9,644,000)      ($1,026,000)     ($11,510,000)
                                                        ==============    ==============    ==============    ==============


Per share of common stock (basic and diluted):
Loss from continuing operations                                ($0.79)           ($2.49)           ($1.13)           ($3.18)
                                                        --------------    --------------    --------------    --------------

Income from discontinued operations                              0.01              0.02              0.07              0.05
Net gain from sales of discontinued operations                      -                 -              0.78              0.18
                                                        --------------    --------------    --------------    --------------
Total income from discontinued operations                        0.01              0.02              0.85              0.23
                                                        --------------    --------------    --------------    --------------

Net Loss per Common Share - basic and diluted                  ($0.78)           ($2.47)           ($0.28)           ($2.95)
                                                        ==============    ==============    ==============    ==============

Average shares outstanding - basic and diluted              3,422,350         3,908,918         3,683,283         3,903,895
                                                        ==============    ==============    ==============    ==============

Cash distributions per common share                             $0.08             $0.16             $0.56             $0.64
                                                        ==============    ==============    ==============    ==============



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Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                            NEWS
-------------------------------------------------------------------------------

                                                       FOR IMMEDIATE RELEASE
                                                       White Plains, New York
                                                       March 31, 2009





Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint ventures in which the Company is a member, which adversely affects the operating results and valuations of such malls;
   o adverse changes in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;
   o     general risks of real estate development, ownership and operation;
   o     governmental actions and initiatives; and
   o     environmental and safety requirements.

Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the Company's 2008 Annual Report on Form 10-K. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number